UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2017

MODSYS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Israel	333-06208	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 LBJ Freeway, Suite 210, Dallas, TX	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 395-4152

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2017, the Board of Directors (the “Board”) of ModSys International Ltd. (the “Company”) made a determination to delist its ordinary shares from the NASDAQ Capital Market. On April 12, 2017, the Company notified the NASDAQ Stock Market of its intention to voluntarily withdraw the Company’s ordinary shares from listing on the NASDAQ Capital Market. The Company intends to file a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”) on or about April 22, 2017. After the effectiveness of the Form 25 on or about May 2, 2017, the Company intends to file a Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act and the deregistration of its ordinary shares under Section 12(g) of the Exchange Act.

The Board made the decision to delist the Company’s ordinary shares from the NASDAQ Capital Market and to seek deregistration under the Exchange Act following the Company’s review and careful consideration of several factors, including the ongoing listing, legal, administrative and additional accounting costs associated with being a publicly listed company, the inordinate amount of executive time and Company resources consumed in regulatory compliance obligations and the lack of investor interest as shown in the low daily trading volumes of the ordinary shares on the NASDAQ Capital Market. The Board determined that delisting and deregistration are in the overall best interests of the Company and its shareholders.

The Company anticipates that its ordinary shares will be quoted on the OTC market at the time trading in its ordinary shares on the NASDAQ Capital Market is suspended following the effectiveness of the Form 25. However, the Company can give no assurance that trading in its stock will continue on the OTC markets or on any other securities exchange or quotation medium. The delisting of the ordinary shares from the NASDAQ Capital Market could impair the liquidity and market price of the ordinary shares. Additionally, the delisting of the ordinary shares from a national exchange could materially adversely affect the Company’s access to capital markets, and any limitation on market liquidity or reduction in the price of the ordinary shares as a result of that delisting could adversely affect the Company’s ability to raise capital on terms acceptable to the Company, or at all. If the Company files Forms 15 and 25 and is successful in deregistering its ordinary shares and suspending its reporting obligations, then the Company will no longer be required to file annual, periodic and current reports with the SEC.

A copy of the press release concerning the voluntary delisting and suspension and deregistration is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s ability to delist its ordinary shares with NASDAQ and to deregister its ordinary shares and suspend reporting obligations under the Exchange Act. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties described in additional detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 12, 2017 entitled “ModSys International Ltd. Announces Delisting and Deregistration of Ordinary Shares”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MODSYS INTERNATIONAL LTD.
(Registrant)

Date: April 12, 2017	By:	/s/ Brandon Edenfield
Brandon Edenfield
Chief Executive Officer

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Exhibit Number	Description
99.1	Press Release, dated April 12, 2017 entitled “ModSys International Ltd. Announces Delisting and Deregistration of Ordinary Shares”

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